UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Barings BDC, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
March 11, 2025
Dear Stockholder:
You are cordially invited to the 2025 Annual Meeting of Stockholders of Barings BDC, Inc., to be held virtually on Thursday, May 8, 2025 at 8:30 a.m. (Eastern Time), at the following website:
www.virtualshareholdermeeting.com/BBDC2025.
The notice of Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting virtually, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet. Your vote is important.

Sincerely yours,

Eric Lloyd
Chief Executive Officer
& Executive Chairman

BARINGS BDC, INC.
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, May 8, 2025
To the Stockholders of Barings BDC, Inc.:
The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Barings BDC, Inc. (the “Company”)
will be held virtually on Thursday, May 8, 2025 at 8:30 a.m. (Eastern Time) at the following website:
www.virtualshareholdermeeting.com/BBDC2025. The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.
You are being asked to consider and vote upon the following proposals:
1. To elect three Class I directors to serve for a three-year term and until their successors have been duly elected and qualify (Proposal No. 1);
2. To approve a proposal to authorize the Company, pursuant to subsequent approval of its Board of
Directors, to issue and sell shares of its common stock (during the 12 months following such authorization) at a price below the Company’s then-current net asset value per share in one or more offerings, subject to certain limitations set forth in the Proxy Statement accompanying this Notice (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 30% of the Company’s then-outstanding common stock immediately prior to each such offering) (Proposal No. 2); and
3. To transact such other business as may properly come before the meeting.
We have enclosed our annual report on Form 10-K for the year ended December 31, 2024, proxy statement and a proxy card.
Our Board of Directors has fixed the close of business on March 7, 2025, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. We intend to mail these materials on or about March 11, 2025, to all stockholders of record entitled to vote at the Annual Meeting.
Each Company stockholder is invited to attend the Annual Meeting virtually. You or your proxyholder will be able to attend the Annual Meeting online, vote and submit questions by visiting
www.virtualshareholdermeeting.com/BBDC2025 and using a control number assigned by Broadridge Financial
Solutions, Inc. (“Broadridge”). Please see "How To Participate in the Annual Meeting" in the accompanying proxy statement for more information.
Whether or not you expect to be present at the virtual Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. If a broker or other nominee holds your shares in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from us. You should follow the voting instructions in the notice to ensure that your vote is counted. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.
Your vote is extremely important to the Company. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
OUR BOARD OF DIRECTORS INCLUDING EACH OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.
If you have additional questions and you are a Barings BDC, Inc., stockholder you may contact the
Company’s Investor Relations department at 1-888-401-1088, or by email at BDCinvestorrelations@barings.com.
You may also contact Broadridge, the Company's proxy solicitor, toll-free at 1-877-777-4652 for directions on how to attend the Annual Meeting virtually and how to vote during the virtual meeting.

By order of the Board of Directors,

Alexandra Pacini
Secretary, Barings BDC, Inc.
Charlotte, North Carolina
March 11, 2025
This is an important Annual Meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet or by telephone. Please see the enclosed proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to this Annual Meeting, you still may attend the meeting and vote your shares electronically via the live webcast if you wish to change your vote.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to
Be Held on Thursday, May 8, 2025:
Our notice of the Annual Meeting, proxy statement, and annual report on Form 10-K for the year ended
December 31, 2024 are available on the Internet at https://materials.proxyvote.com/06759L.
The following information applicable to the Annual Meeting may be found in the notice of the Annual Meeting, proxy statement and accompanying proxy card:
▪The date, time and location of the meeting;
▪A list of the matters intended to be acted on and our Board of Directors' recommendations regarding those matters;
▪Any control/identification numbers that you need to access your proxy card; and
▪Information on how to obtain directions to attend the Annual Meeting electronically via the live webcast.

BARINGS BDC, INC.
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
PROXY STATEMENT
2025 Annual Meeting of Stockholders
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the
“Board of Directors” or the “Board”) of Barings BDC, Inc. (the “Company,” “Barings BDC,” “we,” “us” or “our”)
for use at our 2025 Annual Meeting of Stockholders to be held virtually on Thursday, May 8, 2025 at 8:30 a.m.
(Eastern Time) at the following website: www.virtualshareholdermeeting.com/BBDC2025, and at any postponement or adjournment thereof (the “Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 31, 2024, which includes audited financial statements for the year ended December 31, 2024, are first being released on or about March 11,
2025 to the Company's stockholders of record as of the close of business on March 7, 2025.
We encourage you to access the Annual Meeting prior to the start time. The live webcast will begin promptly at 8:30
a.m. (Eastern Time) on Thursday, May 8, 2025. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. Technical support will be available on the meeting website starting approximately 8:15 a.m. (Eastern Time) and will remain available until the Annual Meeting has finished.
The virtual meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection if they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting. Please see “How to Participate in the Annual Meeting”
below for additional details.
We encourage you to vote your shares, either by voting electronically via the live webcast of the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign, date and mail the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the Company receives it in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card you execute, the shares covered by the proxy card will be voted “FOR” the election of the nominees as directors and "FOR" the proposal to authorize the Company, with the subsequent approval of its Board of Directors, to issue and sell shares of its common stock (during the 12 months following such authorization) at a price below its then-current net asset value per share in one or more offerings, subject to certain limitations set forth herein (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 30% of the Company’s then-
outstanding common stock immediately prior to each such offering). If any other business is brought before the Annual Meeting, your votes will be cast at the discretion of the proxy holders, subject to applicable
Securities and Exchange Commission (“SEC”) rules.
Any stockholder “of record” (i.e., stockholders holding shares directly in their name) giving a valid proxy for the
Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company's Secretary in writing before the Annual Meeting or by voting electronically via the live webcast of the Annual Meeting. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. Any stockholder of record attending the Annual Meeting virtually by live webcast may vote electronically whether or not he or she has previously authorized his or her shares to be voted by proxy.
If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your bank, broker, or other nominee that you must follow in order to instruct how your shares are to be voted at the Annual Meeting. If your shares are registered in the name of a bank, brokerage firm or other nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting. Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting.
If you want to submit a question during the Annual Meeting, log into the live webcast at
www.virtualshareholdermeeting.com/BBDC2025, type your question into the “Ask a Question” field, and click
“Submit.”
Only questions submitted via the live webcast that are pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by stockholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same stockholder. The Company intends to post and answer questions pertinent to the Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints online at the Company’s website at
https://ir.barings.com/annual-shareholder-meeting-materials. The questions and answers will be available as soon as practicable after the Annual Meeting and will remain available until one week after posting.
PURPOSE OF ANNUAL MEETING
At the Annual Meeting, you will be asked to consider and vote on the following proposals:
1.To elect three Class I directors to serve for a three-year term and until their successors have been duly elected and qualify (Proposal No. 1);
2.To approve a proposal to authorize the Company, pursuant to subsequent approval of its Board of
Directors, to issue and sell shares of its common stock (during the 12 months following such authorization)
at a price below the Company’s then-current net asset value per share in one or more offerings, subject to certain limitations set forth herein (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 30% of the Company’s then-outstanding common stock immediately prior to each such offering) (Proposal No. 2); and
3.To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.
The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Stockholders have no dissenters' or appraisal rights in connection with any of the proposals described herein.
Adjournment and Additional Solicitation
If there appear to be insufficient votes to obtain a quorum at the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting to a later date or the stockholders who are represented in person (electronically via the live webcast) or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. If adjournment is submitted to the stockholders for approval, the designated Company proxy holders will vote proxies held by each of them for such adjournment to permit the further solicitation of proxies. Approval of any proposal to adjourn the Annual Meeting submitted to the stockholders for approval requires the affirmative vote of a majority of the votes cast on the proposal.
A stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.
VOTING SECURITIES
You may vote at the Annual Meeting only if you were a holder of record of the Company's common stock at the close of business on March 7, 2025 or if you hold a valid proxy from a stockholder of record as of such record date.
As of March 7, 2025, there were 105,408,938 shares of the Company's common stock outstanding. Each share of common stock is entitled to one vote on each matter submitted to a vote at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.
QUORUM REQUIRED
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual
Meeting, electronically via the live webcast or by proxy, of the holders of shares of common stock of the Company entitled to cast a majority of the votes entitled to be cast as of the record date of March 7, 2025 will constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the chairman of the meeting may adjourn the
Annual Meeting in order to permit further solicitation of proxies by the Company.
Abstentions and broker non-votes, if any, will be treated as shares present for the purpose of determining a quorum for the Annual Meeting. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner returns a proxy but has not provided voting instructions because it has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals. If a stockholder does not vote electronically via the live webcast or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will only be permitted to vote the stockholder’s shares on “routine” proposals.
There are no “routine” proposals at the Annual Meeting. Therefore, the Company does not expect to receive any broker non-votes at the Annual Meeting.
VOTES REQUIRED
Proposal No. 1
You may vote “For” or “Against” or abstain from voting on Proposal No. 1 (to elect three Class I directors to serve for a term of three years, and until their successors are duly elected and qualify). For nominees for director listed in
Proposal No. 1 to be elected, each director nominee requires a majority of the votes cast for his or her election, which means that each director nominee must receive more votes cast “FOR” than “AGAINST” that director nominee. For purposes of the vote on this proposal, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. If an incumbent director nominee does not receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a director of the Company until his or her successor is duly elected and qualifies, subject to the Company's corporate governance guidelines discussed further below.
Proposal No. 2
You may vote “For” or “Against” or abstain from voting on Proposal No. 2 (to authorize the Company, with the subsequent approval of its Board of Directors, to issue and sell shares of its common stock (during the 12 months following such authorization) at a price below its then-current net asset value per share in one or more offerings, subject to certain limitations set forth herein (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 30% of the Company’s then-outstanding common stock immediately prior to each such offering)). To be approved, Proposal No. 2 must receive “FOR” votes from each of the following:
(1) a majority of the outstanding shares of the Company’s common stock; and (2) a majority of the outstanding shares of the Company’s common stock that are not held by affiliated persons of the Company. For purposes of
Proposal No. 2, the Investment Company Act of 1940, as amended (the “1940 Act”), defines a “majority of the outstanding shares” as the vote of the lesser of: (1) 67% or more of the voting securities of the Company present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. For purposes of the vote on Proposal No. 2, abstentions and broker non-votes, if any, will have the effect of votes cast against the proposal.
HOW TO PARTICIPATE IN THE ANNUAL MEETING
The Annual Meeting will be conducted virtually, on Thursday, May 8, 2025 at 8:30 a.m. (Eastern Time) via live webcast.
Stockholders of record can participate in the Annual Meeting virtually by logging in to
www.virtualshareholdermeeting.com/BBDC2025 and following the instructions provided. We recommend that you log in at least ten minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Only registered stockholders as of March 7, 2025, the record date for the Annual Meeting, may submit questions and vote at the Annual Meeting. You may still virtually participate in the Annual Meeting if you vote by proxy in advance of the Annual Meeting.
Upon written request from a stockholder of record as of the record date, the Company's legal counsel, Dechert LLP, will stream the webcast live at its offices located at 1900 K Street NW, Washington, DC 20006. Please note that no members of the Company's management or the Board will be in attendance at this location. If you wish to attend the
Annual Meeting via webcast at the Washington, DC offices of Dechert LLP, please submit a written request to
Barings BDC, Inc., Attention: Corporate Secretary, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202, to be
received no later than May 1, 2025. Your written request must include your name as stockholder of record and the number of shares of the Company’s common stock you hold.
Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet, as well as by mail. You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to participate in and vote via the Annual Meeting webcast.
The location, means, or other details of attending the webcast of the Annual Meeting at Dechert LLP's
Washington, DC offices may change. In the event of such a change, and if a stockholder of record has requested to attend the meeting via webcast at Dechert LLP's Washington, DC offices, the Company will issue a press release announcing the change and file the announcement on the SEC's EDGAR system, along with other steps, but may not deliver additional soliciting materials to stockholders or otherwise amend the proxy materials. The Company plans to announce these changes, if any, at https://ir.barings.com/, and encourages you to check the “Investor Relations” and “Latest News” sections of this website prior to the
Annual Meeting if you plan to attend the webcast at the Washington, DC offices of Dechert LLP.
INFORMATION REGARDING THIS SOLICITATION
The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Barings LLC, the Company’s external investment adviser
(“Barings” or the “Adviser”), without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from stockholders. The address of Barings LLC is 300 South
Tryon Street, Suite 2500, Charlotte, NC 28202.
The Company has engaged the services of Broadridge Financial Solutions, Inc. ("Broadridge") for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $54,000 plus reimbursement of certain expenses and fees for additional services requested. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners and obtaining your voting instructions. Please note that Broadridge may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company’s proxy tabulation firm.
Stockholders may authorize proxies and provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the proxy card. These options require stockholders to input the Control
Number, which is provided on the proxy card. If you authorize a proxy using the Internet, after visiting
www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions.
Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the
Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.
If a stockholder wishes to participate in the Annual Meeting but does not wish to authorize his, her or its proxy by telephone or Internet, the stockholder may authorize a proxy by mail by completing and executing the accompanying proxy card and returning it in the postage-paid envelope, or they may attend the Annual Meeting via live webcast.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
MEETING VIRTUALLY, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, BY
TELEPHONE, OR VIA THE INTERNET.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
The Board of Directors is currently comprised of nine Directors divided into three (3) classes, with terms expiring in
2025, 2026 and 2027. The term of office of Class I Directors ends on the date of the Annual Meeting (or on the date their respective successors are elected and qualify, if later).
The three Class I Directors of the Company—Eric Lloyd, Mark F. Mulhern, and Robert Knapp—have each been nominated by the Board of Directors (upon the recommendation of the Nominating and Corporate Governance
Committee) for election for a three-year term expiring in 2028. No person being nominated as a Class I Director is being proposed for election pursuant to any agreement or understanding between such person, on the one hand, and the Company or any other person or entity, on the other hand. Each nominee for Class I Director has agreed to serve as a director if elected and has consented to be named as a nominee.
Pursuant to the Company's Seventh Amended and Restated Bylaws (the “Bylaws”), a nominee for director is elected to the Board of Directors if the number of votes cast for such nominee’s election exceed the number of votes cast against such nominee’s election. Pursuant to the Company's corporate governance guidelines, incumbent directors must agree to tender their resignation if they fail to receive the required number of votes for re-election, and in such event the Board of Directors will act within 90 days following certification of the stockholder vote to determine whether to accept the director’s resignation. These procedures are described in more detail in the Company's corporate governance guidelines, which are available under “Governance Documents” on the Investor Relations section of the Company's website at https://ir.barings.com/governancedocs. The Board of Directors may consider any factors it deems relevant in deciding whether to accept a director’s resignation. If a director’s resignation offer is not accepted by the Board of Directors, the Company expects that such director would continue to serve until his or her successor is duly elected and qualifies, or until the director’s earlier death, resignation, or removal. Any such director will be eligible for nomination for election as a director at future Annual Meetings.
The Board of Directors recommends that you vote “FOR” the election of each of the nominees named in this proxy statement.
In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominees named below. If any such nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the nominees named below will be unable or unwilling to serve.
Information about the Nominees for Director and Other Directors
The following chart summarizes the professional experience and additional considerations that contributed to the
Nominating and Corporate Governance Committee’s and the Board of Directors’ conclusion that each nominee for
Director and other Director should serve on the Board of Directors. The term “Fund Complex” included in the director biographies included in this proxy statement includes the Company, Barings Capital Investment Corporation
(“BCIC”) (a non-listed business development company), Barings Private Credit Corporation (“BPCC”) (a perpetually offered non-listed business development company), Barings Global Short Duration High Yield Fund (a closed-end fund (NYSE: BGH)), Barings Corporate Investors (a closed-end fund (NYSE: MCI)), and Barings
Participation Investors (a closed-end fund (NYSE: MPV)). The director information in the following chart is organized by class and, within each class, by “Interested Directors” and “Non-Interested Directors.” “Interested
Directors” are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company.

NOMINEES FOR CLASS I DIRECTORS

Name, Address and Age(1)	Position(s) Held with Company	Term and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen in Fund Complex (2)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Interested Director
Eric Lloyd(3) (56)	Chief Executive Officer and Executive Chairman of the Board of Directors	Class I Director; Term Expires 2025; Director since August 2018	President (since 2021), Global Head of Private Assets (2020-2021), Deputy Head of Global Markets & Head of Private Fixed Income (2019-2020).	3	Director (since 2020), Chairman (since 2021), BCIC; Director (Chairman) (since 2021), BPCC.
Non-Interested Directors
Mark F. Mulhern (65)	Director	Class I Director; Term Expires 2025; Director since October 2016 (Triangle Capital)	Executive Vice President and Chief Financial Officer (2014 - 2022), Highwood Properties, Inc. (publicly traded real estate investment trust).	4
Director (since 2021), BPCC;
Trustee (since 2021), Barings
Global Short Duration High
Yield Fund (closed-end
investment company advised
by Barings); Director (since
2020), Intercontinental
Exchange (financial services
company (NYSE: ICE));
Director (since 2020), ICE
Mortgage Technology;
Director (since 2020), BCIC;
Trustee (2022-2024), Barings
Private Equity Opportunities
and Commitments Fund (a
non-diversified, closed-end
management investment
company advised by Barings
until February 2024).

Robert Knapp (59)	Director	Class I Director; Term Expires 2025; Director since December 2020	Chief Investment Officer (since 2007), Ironsides Partners LLC (investment management firm).	1
Director (since 2007), Africa
Opportunity Fund Ltd.;
Director (since 2010), Pacific
Alliance Asia Opportunity
Fund and Pacific Alliance
Group Asset Management
Ltd.; Director (since 2010),
Sea Education Association;
Director (since 2015),
Lamington Road DAC
(successor to Emergent
Capital Inc.); Director (since
2024), DP Aircraft, Ltd.;
Director (since 2018),
Okeanis Eco Tankers Corp.;
Director (2017-2023),
Children's School of Science;
Director (2016-2022), Mass
Eye & Ear; Director
(2003-2020), MVC Capital.

(1)The business address of each nominee for director is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The age
of each individual is as of the date of the Annual Meeting.
(2) Including the Company.
(3)Interested Director due to affiliations with Barings LLC.

CLASS II DIRECTORS: TERM EXPIRING 2026

Name, Address and Age(1)	Position(s) Held with Company	Term and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen in Fund Complex (2)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Non-Interested Directors
Steve Byers (71)	Director	Class II Director; Term expires 2026; Director since February 2022	Independent Consultant (since 2014).	1	Director (since 2011), Chairman (since 2016) Deutsche Bank DBX ETF Trust; Trustee (since 2016), The Arbitrage Funds Trust; Director (2012-2022), Chairman (2012-2022), Sierra Income Corporation.
Valerie Lancaster- Beal (70)	Director	Class II Director; Term expires 2026; Director since February 2022	President and Chief Executive Officer (since 2014), VRL Associates, LLC (management consulting firm providing financial and operational advisory services); Chief Financial Officer (2015-2021), Odyssey Media (marketing and communications company).	1	Director (2012-2022), Sierra Income Corporation; Director (2012 - 2022), KIPP NYC.
John A. Switzer (68)	Director	Class II Director; Term expires 2026; Director since August 2018	Director, Weisiger Group (formerly Carolina Tractor and Equipment Company (CTE)) (since 2017).	2	Director (since 2021), BCIC; Director and Audit Committee member (since 2019), HomeTrust Bancshares, Inc. (financial services company).
(1)The business address of each director is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The age of each individual is as of the date of the Annual Meeting.
(2)Including the Company.
CLASS III DIRECTORS: TERM EXPIRING 2027

Name, Address and Age(1)	Position(s) Held with Company	Term and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen in Fund Complex (2)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Interested Director
David Mihalick(3) (52)	Director	Class III Director; Term expires 2027; Director since November 2020	Co-Head of Global Investments (since 2025), Head of Private Assets (2021 - 2025), Head of U.S. Public Fixed Income and Member of Global Investment Grade Allocation Committee (2019-2021), Head of U.S. High Yield and Member of Global High Yield Allocation Committee (2017-2021), Barings LLC (global asset manager).	5
Director (since 2021), BCIC;
Trustee (since 2020), Barings
Global Short Duration High
Yield Fund (closed-end
investment company advised
by Barings);  Trustee (since
2022), Barings Corporate
Investors (a closed-end fund
advised by Barings); Trustee
(since 2022), Barings
Participation Investors (a
closed-end fund advised by
Barings); Trustee
(2020-2021), Barings Funds
Trust (open-end investment
company advised by Barings
until 2021).

Non-Interested Directors
Thomas W. Okel (62)	Director	Class III Director; Term expires 2027; Director since August 2018	Executive Director (2011 - 2019), Catawba Lands Conservancy (nonprofit, community-based conservation organization).	4
Director (since 2021), BPCC;
Director (since 2020), BCIC;
Trustee (since 2012), Barings
Global Short Duration High
Yield Fund (closed-end
investment company advised
by Barings); Trustee / Board
Chair (since 2015), Horizon
Funds (mutual fund
complex); Trustee
(2013-2021), Barings Funds
Trust (open-end investment
company advised by Barings
until 2021); Trustee
(2022-2024), Barings Private
Equity Opportunities and
Commitments Fund (a non-
diversified, closed-end
management investment
company advised by Barings
until February 2024).

Jill Olmstead (61)	Director	Class III Director; Term expires 2027; Director since August 2018	Chief Human Resources Officer, (since 2018), LendingTree, Inc. (online lending and realty services exchange).	4
Director (since 2021), BPCC;
Trustee (since 2021), Barings
Global Short Duration High
Yield Fund (closed-end
investment company advised
by Barings); Director (since
2020), BCIC; Trustee
(2022-2024), Barings Private
Equity Opportunities and
Commitments Fund (a non-
diversified, closed-end
management investment
company advised by Barings
until February 2024).

(1)The business address of each director is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The age of each individual is as of the date of the Annual Meeting.
(2)Including the Company.
(3)Interested Director due to affiliations with Barings LLC.

Qualifications of Director Nominees and Other Directors.
The following provides an overview of the considerations that led the Nominating and Corporate Governance
Committee and the Board of Directors to recommend and approve the election or appointment of the individuals serving as a Director or nominee for Director. Each of the Directors has demonstrated superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Company’s management. In recommending the election or appointment of the Board members or nominees, the Nominating and Corporate Governance Committee generally considers certain factors including the current composition of the Board of Directors, overall business expertise, gender, cultural and racial diversity, whether the composition of the Board of Directors contains a majority of independent directors as determined under the NYSE listing standards and the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s overall business experience, what type of diversity he or she brings to the Board of Directors, whether the candidate has sufficient time to devote to the affairs of the Company, including consistent attendance at Board of Directors and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of the Company and its stockholders.
Nominees for Class I Directors; Term expiring at the 2025 Annual Stockholder Meeting
•Mr. Lloyd — Mr. Lloyd brings over 30 years of experience in investment management, investment banking, leveraged finance and risk management to the Board of Directors. Mr. Lloyd is President of
Barings LLC where he leads and manages cross-asset investment teams and corporate strategy, business development, product management, investment business management, research analytics and quant, permanent capital, special situations, marketing and communication. Mr. Lloyd also works closely with all the investment teams at Barings LLC. Prior to his current role, Mr. Lloyd served as Head of Private Assets.
Mr. Lloyd has worked in the industry since 1990 and his experience has encompassed leadership positions in investment management, investment banking, leveraged finance and risk management. Prior to joining
Barings in 2013, Mr. Lloyd served as Head of Market and Institutional Risk for Wells Fargo, was on Wells
Fargo’s Management Committee and was a member of the Board of Directors of Wells Fargo Securities.
Before the acquisition of Wachovia, Mr. Lloyd worked in Wachovia’s Global Markets Investment Banking division and served on the division’s Operating Committee where he had various leadership positions, including Head of Wachovia’s Global Leveraged Finance Group. Mr. Lloyd also serves as the Chairman of the Board of Directors for each of BPCC and BCIC, each of which is an affiliate of the Company. Mr.
Lloyd holds a B.S. in Finance from the University of Virginia's McIntire School of Commerce.
•Mr. Mulhern — Mr. Mulhern brings significant public company experience, both as a senior executive and as a board member. From September 2014 until his retirement on January 1, 2022, he served as Executive
Vice President and Chief Financial Officer of Highwoods Properties, Inc., a Raleigh, North Carolina based publicly-traded real estate investment trust. Prior to joining Highwoods, Mr. Mulhern served as Executive
Vice President and Chief Financial Officer of Exco Resources, Inc. Prior to Exco, he served as Senior Vice
President and Chief Financial Officer of Progress Energy, Inc. from 2008 until its merger with Duke
Energy Corporation in 2012. He joined Progress Energy in 1996 as Vice President and Controller and
served in a number of leadership roles at Progress Energy, including Vice President of Strategic Planning,
Senior Vice President of Finance and President of Progress Ventures. He also spent eight years at Price
Waterhouse, now known as PwC. Mr. Mulhern previously served on the Highwoods Board of Directors and Audit Committee from January 2012 through August 2014. He currently serves on the boards of BPCC and BCIC, as well as Barings Global Short Duration High Yield Fund. Additionally, Mr. Mulhern serves on the board of the Intercontinental Exchange, a Fortune 500 company and provider of marketplace infrastructure, data service and technology solutions to a broad range of customers. He also serves on the board of ICE Mortgage Technology, a subsidiary of the Intercontinental Exchange. Mr. Mulhern  is a
Certified Public Accountant and is a graduate of St. Bonaventure University.
•Mr. Knapp — Mr. Knapp brings over 25 years of experience in the financial services industry to the Board of Directors. He is the Founder and Chief Investment Officer of Ironsides Partners LLC, a Boston-based investment manager specializing in closed-end funds, holding companies, and asset value investing generally. Ironsides and related entities serve as the manager and general partner to various funds and managed accounts for institutional clients. Mr. Knapp is also a director of DP Aircraft Ltd., Okeanis Eco
Tankers, the Pacific Alliance Asia Opportunity Fund and its related entities and Pacific Alliance Group
Asset Management Ltd., based in Hong Kong, and Lamington Road DAC, the successor to Emergent
Capital. He is a principal and director of Africa Opportunity Partners Limited, a Cayman Islands company that serves as the investment manager to Africa Opportunity Fund Limited. Additionally, Mr. Knapp serves as a member of the Board of Managers of Veracity Worldwide LLC and is Chairman of Ironsides Medical,
Inc. Mr. Knapp previously served as the Lead Independent Director of MVC Capital, Inc. until completion of its merger with the Company in December 2020. He also acted as Managing Director for over ten years at Millennium Partners in New York. In the non-profit sector, Mr. Knapp serves as a Trustee and Treasurer of the Sea Education Association, both based in Woods Hold, Massachusetts.
Directors Continuing in Office
Class II Directors; Term expiring at the 2026 Annual Stockholder Meeting
•Mr. Byers — Mr. Byers is a senior executive with over 30 years of leadership experience in finance, operations and control, investment management and capital markets with leading national firms in asset management, banking and brokerage.  Mr. Byers serves as the Independent Chairman of the Board of
Directors of Deutsche Bank DBX ETF Trust and as a member of the audit and nominating committees.
Since 2016, Mr. Byers has also served as a board member of the Mutual Fund Directors Forum, an independent, non-profit organization serving independent directors of U.S. funds registered with the SEC under the 1940 Act, and as a Trustee of the Arbitrage Fund Trust, an open-end management investment company registered with the SEC under the 1940 Act.  Mr. Byers served as an Independent Director and
Chairman of Sierra Income Corporation, a non-traded business development company sponsored by
Medley LLC (NYSE:MCC), from 2012 to 2022. Sierra Income merged with the Company in February,
2022, in connection with which Mr. Byers was appointed to the Board of Directors of the Company. From
2002 to 2012, Mr. Byers also served as Trustee for the College of William and Mary Graduate School of
Business. Since 2014, Mr. Byers has been engaged periodically as an independent consultant to provide expert reports and opinions in financial and investment related matters. From 2000 to 2006, Mr. Byers served as an investment executive with Dreyfus Corporation and served as Vice Chairman, Executive Vice
President, Chief Investment Officer, member of the Board of Directors and Executive Committee, and fund officer of 90 investment companies, responsible for investment performance of approximately $200 billion in assets under management. Prior to joining Dreyfus Corporation, Mr. Byers served in executive positions at PaineWebber Group from 1986 to 1997, and served in such capacities as chairman of the Investment
Policy and Risk Oversight Committee, Capital Markets Director of Risk and Credit Management, and was
NASD registered as General Principal, Financial and Operations Principal and Branch Principal. Prior to
PaineWebber, Mr. Byers was an executive at Citibank/Citicorp from 1979 to 1986. Mr. Byers received his
M.B.A. in Finance from Roth Graduate School of Business, Long Island University and his B.A. in
Economics from Long Island University. In December 2014, Mr. Byers was recognized by the National
Association of Corporate Directors as a Board Leadership Fellow.
•Ms. Lancaster-Beal — Ms. Lancaster-Beal is a financial professional with extensive management and board level experience in corporate governance, credit and financial analysis.  Ms. Lancaster-Beal is the
President and Chief Executive Officer of VRL Associates, a management consulting firm she founded in
January 2014 that provides financial and operational advisory services to middle-market businesses, investment firms and non-profit organizations.  In this capacity, she previously served as the Chief
Financial Officer of Odyssey Media from 2015 to 2021, and as the Chief Administrative and Finance
Director of Data Capital Management from 2015 to 2017. Prior to this, she served as Managing Director at
M.R. Beal & Company, which she co-founded in April 1988, until 2014.  Ms. Lancaster-Beal was a Senior
Vice President of Drexel Burnham Lambert from 1984 to 1988 and as Vice President of Citicorp
Investment Bank from 1978 to 1984. Ms. Lancaster-Beal served as an Independent Director and Chair of the Nominating and Governance committee and the Audit committee of Sierra Income Corporation, a non-
traded business development company (BDC) sponsored by Medley LLC (NYSE:MCC), from 2012 to
2022. Sierra Income merged with the Company in February 2022, in connection with which Ms. Lancaster-

Beal was appointed to the Board of Directors of the Company. Ms. Lancaster-Beal previously served on the
Board of Directors of KIPP NYC, a network of free, public charter schools from 2012 to 2022. Ms.
Lancaster-Beal holds a B.A. in Economics from Georgetown University and an M.B.A. from the Wharton
School of Business of the University of Pennsylvania.
•Mr. Switzer — Mr. Switzer brings over 35 years of public accounting firm experience to the Board of
Directors.  Mr. Switzer has served as a member of the Board of Directors of BCIC since March 2021, and has served as a member of the Board of Directors of Weisiger Group (formerly Carolina Tractor and
Equipment Company (CTE)), a large, privately held Southeastern supplier of construction, forestry, paving, and material handling equipment since 2017. Since 2019, Mr. Switzer has also served as a member of the
Board of Directors of HomeTrust Bancshares, Inc., a publicly traded regional banking organization, where he also serves on the Audit Committee. Previously, Mr. Switzer served as managing partner of KPMG's
Charlotte office (starting in 2009) until retirement in 2016, where he was also the market leader for
KPMG’s Carolinas, Florida, and San Juan offices. Prior to these positions, he served as managing partner of KPMG’s Cleveland (1999 to 2007) and Kentucky (Louisville and Lexington) (1988 to 1998) offices. Mr.
Switzer also currently serves on the board of The Foundation for the Mint Museum. Mr. Switzer is a
Certified Public Accountant and holds a B.S. in Accounting from the University of Kentucky.
Class III Directors; Term expiring at the 2027 Annual Stockholder Meeting
•Mr. Mihalick — Mr. Mihalick brings over 16 years of experience in the financial services industry to the
Board of Directors. He is Barings LLC's Co-Head of Global Investments, responsible for the oversight of
Barings LLC's global investment platform spanning public and private markets in fixed income, real assets and capital solutions. He is also a member of Barings LLC's Senior Leadership Team. Prior to his current role, Mr. Mihalick served as Head of Private Assets, managing the firm's global private markets businesses, including direct middle-market lending, private placements, infrastructure debt, private structured finance, diversified alternative equity and real estate. Prior to that, Mr. Mihalick served as Head of U.S. Public
Fixed Income, and Head of U.S. High Yield, where he was responsible for the U.S. High Yield and
Investment Grade Investment Groups. Prior to joining Barings LLC in 2008, he was a Vice President with
Wachovia Securities Leveraged Finance Group. At Wachovia (now Wells Fargo) he was responsible for sell-side origination of leveraged loans and high yield bonds to support both corporate and private equity issuers. Prior to entering the financial services industry, he served as an officer in the United States Air
Force and worked in the telecommunications industry for 7 years. Mr. Mihalick serves as a trustee or director of BCIC, Barings Global Short Duration High Yield Fund, Barings Corporate Investors and
Barings Participation Investors, both closed-end funds advised by Barings. Mr. Mihalick holds a B.S. from the United States Air Force Academy, an M.S. from the University of Washington and an M.B.A. from
Wake Forest University.
•Mr. Okel — Mr. Okel brings over 20 years of experience in the underwriting, structuring, distribution and trading of debt used for corporate acquisitions, leveraged buyouts, recapitalizations and refinancings to the
Board of Directors. He previously served from 2011 to 2019 as Executive Director of Catawba Lands
Conservancy, a non-profit land trust. Prior to joining Catawba Lands Conservancy, he served as Global
Head of Syndicated Capital Markets at Bank of America Merrill Lynch, where he managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America from 1989 to 2010. He currently serves as trustee or director of several public companies and non-profit organizations, including
BPCC, BCIC and Barings Global Short Duration High Yield Fund; and is Chairman of the Board of
Directors of Horizon Funds, a mutual fund complex. Mr. Okel holds a Bachelor of Arts in Economics from
Davidson College and a Masters of Management, Finance, Accounting and Marketing from Kellogg School of Management, Northwestern University.
•Ms. Olmstead — Ms. Olmstead brings over 21 years of senior leadership experience in Human Resources in the financial services industry to the Board of Directors. She has served as Chief Human Resources
Officer at LendingTree, Inc., since 2018 and was a Founding Partner of Spivey & Olmstead, LLC, a Talent
and Leadership Consulting firm with expertise in the fields of executive development and talent management founded in June 2010. She also currently serves on the boards of BPCC, BCIC and Barings

Global Short Duration High Yield Fund. The Board benefits from her experience with C-suite executives in helping lead companies' efforts on talent strategies, including succession planning, building strong performance cultures, and diversity and inclusion work. She has a strategic and pragmatic approach to talent management with an eye toward bottom line results. In her capacity as Managing Director (2006 to
2009) and Executive Vice President (2000 to 2006) at Wachovia Corporation (now Wells Fargo) she was
both the Head of Human Resources for the Corporate and Investment Bank and the Head of Human
Resources for the International Businesses. Prior to this, she formed and led the Leadership Practices Group at Wachovia to create and implement a company-wide talent management process that identified, developed, tracked and promoted high potential leaders throughout their careers. Ms. Olmstead received a
Bachelor of Science at Clemson University and a Masters in Organization Behavior and Development at
Fielding University, Santa Barbara, California.

COMPENSATION DISCUSSION
We do not currently have any employees and do not expect to have any employees. The Company’s executive officers are employees of Barings and do not receive any direct compensation from the Company. Barings serves as our external investment adviser and manages the Company’s investment portfolio under the terms of a third amended and restated investment advisory agreement (the "Advisory Agreement"), in connection with which the
Company pays Barings a base management fee and an incentive fee, the details of which are disclosed in the
Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024, which is being delivered to stockholders along with this proxy statement.
The Company’s day-to-day investment operations are managed by Barings and services necessary for its business, including the origination and administration of its investment portfolio are provided by individuals who are employees of Barings, as investment adviser and administrator, pursuant to the terms of the Advisory Agreement and an administration agreement (the "Administration Agreement"). The Company reimburses Barings, in its capacity as administrator, for the costs and expenses incurred by it in performing its obligations and providing personnel and facilities under the Administration Agreement in an amount to be negotiated and mutually agreed to by the Company and Barings quarterly in arrears. In no event will the agreed-upon quarterly expense amount exceed the amount of expenses that would otherwise be reimbursable by the Company under the Administration Agreement for the applicable quarterly period, and Barings will not be entitled to the recoupment of any amounts in excess of the agreed-upon quarterly expense amount. The costs and expenses incurred by Barings on our behalf under the
Administration Agreement include, but are not limited to:
▪the allocable portion of Barings' rent for the Company’s Chief Financial Officer and Chief Compliance
Officer and their respective staffs, which is based upon the allocable portion of the usage thereof by such personnel in connection with their performance of administrative services under the Administration
Agreement;
▪the allocable portion of the salaries, bonuses, benefits and expenses of the Company’s Chief Financial
Officer and Chief Compliance Officer and their respective staffs, which is based upon the allocable portion of the time spent by such personnel in connection with performing administrative services for the Company under the Administration Agreement;
▪the actual cost of goods and services used for the Company and obtained by Barings from entities not affiliated with the Company, which is reasonably allocated to the Company on the basis of assets, revenues, time records or other methods conforming with generally accepted accounting principles;
▪all fees, costs and expenses associated with the engagement of a sub-administrator, if any; and
▪costs associated with (a) the monitoring and preparation of regulatory reporting, including filings with the
SEC and tax reporting, (b) the coordination and oversight of service provider activities and the direct cost of such contractual matters related thereto and (c) the preparation of all financial statements and the coordination and oversight of audits, regulatory inquiries, certifications and sub-certifications.
Timing of Grants of Options
The Company did not grant awards of stock options, stock appreciation rights or similar option-like instruments during the fiscal year ended December 31, 2024. Accordingly, we have nothing to report under Item 402(x) of
Regulation S-K.

DIRECTOR COMPENSATION
The Company's directors are divided into two groups — Interested Directors and Independent Directors. Interested
Directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. During 2024, Interested Directors
did not receive any compensation from the Company for their service as members of the Board of Directors. The compensation table below sets forth compensation that the Company's Independent Directors earned during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	All Other Compensation(1)	Total
Mark Mulhern ...........................................................	$130,000	$—	$130,000
John A. Switzer .........................................................	$120,000	$—	$120,000
Thomas W. Okel .......................................................	$130,000	$—	$130,000
Jill Olmstead .............................................................	$120,000	$—	$120,000
Robert Knapp ............................................................	$120,000	$—	$120,000
Steve Byers ...............................................................	$120,000	$—	$120,000
Valerie Lancaster-Beal ..............................................	$120,000	$—	$120,000
(1)All other compensation includes reimbursement of out-of-pocket expenses
Director Fees
During the year ended December 31, 2024, each Independent Director of the Board of Directors was paid an annual board retainer of $120,000, payable by the Company in quarterly installments, and the Board’s lead independent director and the chair of the Board’s Audit Committee each received an additional $10,000 annual retainer in recognition of the increased responsibilities associated with each such position. For the year ending December 31,
2025, each Independent Director of the Board of Directors will be paid an annual board retainer of $150,000, payable by the Company in quarterly installments, and the Board's lead independent director and the chair of the
Board's Audit Committee will each receive an additional $20,000 annual retainer in recognition of the increased responsibilities associated with each such position.
In addition, the Company reimburses Independent Directors for any out-of-pocket expenses related to their service as members of the Board of Directors. The Independent Directors of the Board of Directors do not receive any stock-based compensation for their service as members of the Board of Directors. The Company's Interested
Directors do not receive any compensation from the Company for their service as members of the Board of
Directors.

CORPORATE GOVERNANCE
Director Independence
The Board of Directors has a majority of directors who are independent under the listing standards of the New York
Stock Exchange (“NYSE”) and the 1940 Act. The NYSE Listed Company Rules provide that a director of a BDC shall be considered to be independent if he or she is not an "interested person" of the Company, as defined in
Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.
The Board of Directors has determined that Mses. Olmstead and Lancaster-Beal and Messrs. Mulhern, Okel,
Switzer, Knapp, and Byers are independent (or not “interested persons” of the Company). Based upon information requested from each such director concerning his or her background, employment and affiliations, the Board of
Directors has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board of Directors or any committee thereof. None of the members of the Audit Committee, the Compensation Committee and the
Nominating and Corporate Governance Committee are "interested persons," as defined in Section 2(a)(19) of the
1940 Act, of the Company.
Meetings of the Board of Directors and Committees
In 2024, the Board of Directors held five meetings of the Board of Directors, as well as four Audit Committee meetings, one Compensation Committee meeting, and one Nominating and Corporate Governance Committee
meeting. During 2024, none of the members of the Board of Directors attended less than 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served.
Each of the Company's directors makes a diligent effort to attend all board and committee meetings, as well as each
Annual Meeting of Stockholders. We encourage, but do not require, our directors to attend annual meetings of stockholders. Eight members of the then-constituted Board of Directors attended the Company's 2024 Annual
Meeting of Stockholders.
Audit Committee
The Company has a separately designated standing Audit Committee, as defined in Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is responsible for oversight matters, financial statement and disclosure oversight matters, matters relating to the hiring, retention and oversight of the Company’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Company’s independent registered public accounting firm, approving professional services provided by the Company’s independent registered public accounting firm, reviewing the independence of the Company’s independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee also assists our Board of Directors in establishing and monitoring the application of the valuation policies used for determining the fair value of the Company’s investments that are not publicly traded or for which current market values are not readily available.
The Audit Committee Charter is publicly available under “Governance Documents” on the Investor Relations section of the Company’s website at https://ir.barings.com/governance-docs. The contents of the Company’s website are not intended to be incorporated by reference into this proxy statement or in any other report or document it files with the SEC, and any references to the Company’s website are intended to be inactive textual references only.
The members of the Company’s Audit Committee are Messrs. Mulhern, Okel, Switzer, Knapp and Byers and Mses.
Olmstead and Lancaster-Beal. Messrs. Mulhern and Okel and Ms. Olmstead simultaneously serve on the audit committees of more than three public companies, and the Board has determined that each of their simultaneous service on the audit committees of other public companies does not impair their ability to effectively serve on the
Audit Committee. Mr. Mulhern serves as the chairman of the Audit Committee. The Board of Directors has determined that Mr. Mulhern is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation
S-K of the Exchange Act and that all members of the Audit Committee are financially literate under NYSE listing standards. The Board of Directors also has determined that each of Messrs. Mulhern, Okel, Switzer, Knapp, and
Byers and Mses. Olmstead and Lancaster-Beal meets the current independence requirements of Rule 10A-3 of the
Exchange Act and NYSE listing standards.
Compensation Committee
The Compensation Committee is responsible for determining, or recommending to the Board of Directors for approval, the compensation of the Company’s independent directors; determining, or recommending to the Board of
Directors for determination, the compensation, if any, of the Company’s chief executive officer and all other executive officers of the Company; and assisting the Board of Directors with matters related to compensation generally.
In connection with reviewing, and recommending to the Board of Directors, the compensation of the independent directors, the Compensation Committee evaluates the independent directors’ performance in light of goals and objectives relevant to the independent directors and sets independent directors’ compensation based on such evaluation and such other factors as the Compensation Committee deems appropriate and in the best interests of the
Company (including the cost to the Company of such compensation and a review of data of comparable business development companies).
Currently none of the Company’s executive officers is compensated by the Company and, as a result, the
Compensation Committee does not produce and/or review a report on executive compensation practices. The
Compensation Committee also has the authority to engage compensation consultants, legal counsel or other advisors
(each, a “Consultant”) following consideration of certain factors related to such Consultants’ independence and has the authority to form and delegate any of its responsibilities to a subcommittee of the Compensation Committee. The
Compensation Committee Charter is available under “Governance Documents” on the Investor Relations section of our website at https://ir.barings.com/governance-docs.
The members of the Compensation Committee are Messrs. Mulhern, Okel, Switzer, Knapp and Byers, and Mses.
Olmstead and Lancaster-Beal, each of whom is not an "interested person" for purposes of Section 2(a)(19) of the
1940 Act and is independent under the applicable NYSE corporate governance listing standards. Ms. Olmstead serves as the chair of the Compensation Committee. No members of the Compensation Committee during 2024 had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.
Compensation Committee Interlocks and Insider Participation
No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended
December 31, 2024 between any member of the Board of Directors or the Compensation Committee and an
executive officer of the Company.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for identifying, researching and recommending for nomination directors for election by the Company's stockholders, recommending for appointment nominees to fill vacancies on the Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by the Company's stockholders in accordance with the Company's charter, Bylaws and applicable law. For more information on how the Company's stockholders may recommend a nominee for a seat on the Board of Directors, see "Stockholder Nominations and Proposals for the 2026 Annual Meeting" in this proxy statement. The Nominating and Corporate Governance Committee also has the authority to retain, at the Company’s expense, such consultants or advisors as the Committee may deem necessary or appropriate to carry out its duties.

The Committee has sole authority to retain or terminate any search firm or individual used to identify any director candidate, including the sole authority to approve the search firm’s fees and retention terms.
The Nominating and Corporate Governance Committee Charter is publicly available under “Governance
Documents” on the Investor Relations section of the Company's website at https://ir.barings.com/governance-docs.
The members of the Nominating and Corporate Governance Committee are Messrs. Mulhern, Okel, Switzer, Knapp,
and Byers and Mses. Olmstead and Lancaster-Beal, each of whom is not an "interested person" for purposes of
Section 2(a)(19) of the 1940 Act and is independent under the NYSE corporate governance listing standards.
Mr. Okel serves as the chairman of the Nominating and Corporate Governance Committee. Each nominee for election under Proposal No. 1 at the Annual Meeting was recommended by the members of the Nominating and
Corporate Governance Committee to the Board of Directors, which approved such nominees.
Communication with the Board of Directors
Barings BDC, Inc. stockholders and other interested parties may communicate with any member of our Board
(including the chairman), the chairman of any of our Board committees, or with our non-management directors as a group by sending communications to Barings BDC, Inc., 300 South Tryon St., Suite 2500, Charlotte, North Carolina
28202, or via e-mail to BDCinvestorrelations@barings.com, or by calling the Barings BDC, Inc.’s investor relations department at 1-888-401-1088. All such communications should indicate clearly the director or directors to whom the communication is being sent so that each communication, other than unsolicited commercial solicitations, may be forwarded directly to the appropriate director(s).
The Composition of the Board of Directors and Leadership Structure
The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, seven of the Company’s nine directors have been determined to qualify as independent directors (and to not be “interested persons”). Mr. Lloyd, our Chief Executive Officer and the President
of Barings LLC, and therefore an interested person of the Company, serves as Executive Chairman of the Board of
Directors. The Board of Directors believes that it is in the best interests of investors for Mr. Lloyd to lead the Board of Directors because of his role as Chief Executive Officer of the Company and President of Barings LLC and his
broad experience with the day-to-day management of cross-asset class investment teams, corporate strategy, business development and product management. In addition, the Board of Directors has designated Mr. Okel as lead independent director to preside over all executive sessions of independent directors. The Board of Directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board of Directors also believes that its meeting frequency and governance structure provides ample opportunity for direct communication and interaction between the Board of Directors and the Company’s management.
The Oversight Role of the Board of Directors
The Board of Directors’ role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by Barings as part of its day-
to-day management of the Company’s investment activities. The Board of Directors reviews risk management processes throughout the year, consulting with appropriate representatives of Barings as necessary and periodically requesting the production of risk management reports or presentations and receiving reports from vendors and service providers regarding cybersecurity threats and incidents. The goal of the Board of Directors’ risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Audit Committee (which consists of all the independent directors) is responsible for approving the Company’s independent accountants, reviewing with the Company’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Company’s independent accountants, reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee also monitors the application of the valuation policies used for determining the fair value of the Company’s investments that are not publicly traded or for which current market values are not readily available. Stockholders should note, however, that the Board of Directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
In accordance with the 1940 Act, the Company’s directors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and the Company reviews these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation.
In addition, the Board has designated Itzbell Branca as the Company’s Chief Compliance Officer. As such, Ms.
Branca is responsible for administering the Company’s compliance program and meeting with the Board of
Directors at least annually to assess its effectiveness.
Code of Business Conduct and Ethics and Corporate Governance Guidelines
The Company and Barings are subject to Barings LLC's Global Code of Ethics Policy, and the Company has
adopted a set of corporate governance guidelines covering ethics and business conduct. These documents apply to the Company's directors and officers, among other Barings employees. Barings LLC's Global Code of Ethics Policy and the Company's corporate governance guidelines are available on the Investor Relations section of the Company's website at https://ir.barings.com/governance-docs. Any material amendments to or waivers of a required provision of the Barings LLC Global Code of Ethics Policy and/or the Company's corporate governance guidelines will be reported on our website and/or in a Current Report on Form 8-K within four business days of the amendment or waiver.
Insider Trading Policy and Prohibitions and Restrictions on Hedging and Pledging Transactions
Under Barings  LLC’s Global Code of Ethics Policy, officers, directors and certain employees of Barings must first obtain pre-clearance from Barings’ compliance department before trading in the Company’s securities. The
Company has also adopted, in its Rule 38a-1 Compliance Manual, restrictions on insider trading (the “Insider
Trading Policy”), which, among other things, governs the purchase, sale, and/or other disposition of the Company’s securities by the Company’s directors and officers, and which the Company believes are reasonably designed to promote compliance with insider trading laws, rules and regulations.
Among other things, our Insider Trading Policy prohibits any of our directors and officers (and members of their immediate families and households and their controlled entities) who are aware of material non-public information, relating to the Company from, directly, or indirectly through family members or other persons or entities: (1)
engaging in transactions in our securities (except pursuant to Exchange Act Rule 10b5-1), (2) recommending that others engage in transactions in our securities, (3) disclosing the material, non-public information to persons within the Company or Barings whose jobs do not require them to have that information, or outside of the Company or
Barings to other persons, including, but not limited to, family, friends, business associates, investors and expert consulting firms, unless any such disclosure is made in accordance with the Company’s policies regarding the protection or authorized external disclosure of information regarding the Company, or (4) assisting anyone engaged in the foregoing activities.
In addition, under the Insider Trading Policy, our directors and officers (and members of their immediate families and households and their controlled entities) may not engage in any transaction in our securities without first obtaining pre-clearance of the transaction from the Barings Compliance Department. The Insider Trading Policy
also includes provisions regarding quarterly and event-specific black-out periods, during which our directors and officers (and members of their immediate families and households and their controlled entities) will not be pre-
cleared under the Insider Trading Policy to transact in our securities, subject to limited exceptions with respect to quarterly blackout periods.
Our directors and officers are also prohibited under the Insider Trading Policy from engaging in the following transactions in the Company’s securities: (i) short-term trading (i.e., effectuating opposite-way trades in the same class of security within six months of each other); (ii) short sales; (iii) buying or selling puts or calls or other derivative securities on the Company’s securities; (iv) holding Company securities in a margin account or pledging the Company’s securities as collateral for a loan, subject to certain exceptions upon pre-approval from the Chief
Compliance Officer; and (v) entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities. The Insider Trading Policy is filed as an exhibit to the Company’s Annual Report on
Form 10-K for the year ended December 31, 2024.

EXECUTIVE OFFICERS AND INVESTMENT COMMITTEE
The Company’s officers serve at the discretion of the Board of Directors. The biographical information of each of the Company’s executive officers (in alphabetical order) who is not a director, as well as the Company's Secretary, who is not an executive officer of the Company, is as follows:
Itzbell Branca, 48, has served as the Company's Chief Compliance Officer since August 2024, and has served as the
Chief Compliance Officer of BPCC and BCIC since August 2024. Ms. Branca is a Senior Director in Sales Practices
Compliance and assists in the development, maintenance, and management of Barings’ compliance programs and activities relevant to its registered closed-end funds, business development companies, and the Adviser. Ms. Branca has worked in the industry since 2000 and has extensive experience in compliance, regulatory examinations, broker-
dealer supervision, and business risk management. Prior to joining Barings in 2019, Ms. Branca worked at LPL
Financial in various positions that included Co-Head of Complex Products Supervision. Ms. Branca holds a B.S.
degree in Finance, Marketing and Multinational Business from Florida State University and an M.B.A. from DeVry
University. Ms. Branca holds FINRA licenses series 4, 7, 24, 51, 63, and 66.
Matthew Freund, 36, is the Company’s President and Co-Portfolio Manager and also serves as President of BPCC and BCIC. Mr. Freund served as a Senior Investment Manager within Barings’ Global Private Finance Group, where he was responsible for structuring, underwriting, and monitoring North American private finance investments supporting Barings sponsor clients. Mr. Freund is also a board member for Eclipse Business Credit, a specialty lender focused on providing asset backed loans. He has worked in the industry since 2009. Prior to joining Barings in 2015, Mr. Freund worked for US Bank structuring secured loans to support leveraged buyouts for private equity sponsors. Prior to joining US Bank, Mr. Freund worked in underwriting and analytical roles at Bank of America as part of corporate and middle market coverage. He has a B.S. in Business Administration degree from Saint Louis
University and is a member of the CFA Institute.
Elizabeth Murray, 47, has served as the Company’s Chief Operating Officer since May 2023 and as its Chief
Financial Officer since April 2023.  Ms. Murray also serves as the Chief Operating Officer and Chief Financial
Officer of BCIC and BPCC. Ms. Murray is also a board member for Rocade LLC, a specialty finance company focused on litigation finance. Ms. Murray previously was the Director of External Report for the Company and
previously served as the Vice President of Financial Reporting at Triangle Capital Corporation prior to the externalization of the investment management of the Company to Barings LLC. Prior to joining Triangle Capital
Corporation in 2012, Ms. Murray worked in Financial Planning and Analysis for RBC Bank, the U.S. retail banking division for Royal Bank of Canada. Prior to RBC Bank, Ms. Murray spent seven years at Progress Energy, Inc. and held various positions in finance, accounting and tax, most recently in Strategy and Financial Planning. Ms. Murray began her career as a Tax Consultant with PricewaterhouseCoopers. Ms. Murray is a graduate of North Carolina
State University where she obtained a B.S. degree in Accounting and a Master of Accounting degree. She is also a
North Carolina Certified Public Accountant.
Alexandra Pacini, 32, is the Company's Secretary and a Director at Barings LLC. Ms. Pacini also serves as the
Secretary of BCIC, BPCC, Barings Global Short Duration High Yield Fund, Barings Corporate Investors and
Barings Participation Investors.
Ashlee Steinnerd, 43, has served as the Company’s Chief Legal Officer since February 2023. Ms. Steinnerd also serves as the Head of Regulatory at Barings LLC and as Chief Legal Officer of BPCC, BCIC, Barings Global Short
Duration High Yield Fund, Barings Corporate Investors, and Barings Participation Investors. Ms. Steinnerd has been a member of the Barings LLC legal team since 2019, advising Barings LLC on a variety of regulatory issues. Prior to joining Barings LLC, Ms. Steinnerd was Senior Counsel in the Securities and Exchange Commission’s Office of
the Investor Advocate. Ms. Steinnerd held several roles during her tenure at the Securities and Exchange
Commission between 2011 and 2019. Ms. Steinnerd holds a B.S. in Applied International Finance and Applied
International Economics from the American University of Paris, France and a J.D. from Rutgers School of Law.
Investment Committee
The Company is externally managed by Barings LLC, which is registered with the SEC under the Investment
Advisers Act of 1940, as amended. Barings also provides the administrative services necessary for us to operate.
Barings, a wholly-owned subsidiary of MassMutual Life Insurance Company (“MassMutual”), is a leading global asset management firm, whose primary investment capabilities include fixed income, private credit, real estate,

equity, and alternative investments. Subject to the overall supervision of our Board, a majority of which is made up of directors that are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company or
Barings, Barings’ Global Private Finance Group (“Barings GPFG”) manages our day-to-day operations, and provides investment advisory and management services to us. Barings GPFG is part of Barings' $344.1 billion (as of
December 31, 2024) Global Fixed Income Platform that invests in liquid, private and structured credit. Barings
GPFG manages private funds and separately managed accounts, along with multiple public vehicles.
Included in Barings GPFG is Barings North American Private Finance Team (the “U.S. Investment Team”), which consists of 52 investment professionals (as of December 31, 2024) located in three offices in the United States. The
U.S. Investment Team provides a full set of solutions to the North American middle market, including revolvers, first and second lien senior secured loans, unitranche structures, mezzanine debt and equity co-investments. The
U.S. Investment Team averages over 20 years of industry experience at the Managing Director and Director level.
Also included in Barings GPFG are its Europe and Asia-Pacific Investment Committees and Private Finance Teams,
which are responsible for our investment origination and portfolio monitoring activities for middle-market companies in Europe and Asia-Pacific geographies. In addition, Barings believes it has best-in-class support personnel, including expertise in risk management, legal, accounting, tax, information technology and compliance, among others. We expect to benefit from the support provided by these personnel in our operations.
The Barings North American Private Finance investment committee (the “Investment Committee”), which is responsible for our investment origination and portfolio monitoring activities for middle-market companies in North
America, currently consists of seven members: Bryan High, Head of Barings GPFG; Stuart Mathieson, Head of
Europe and Asia-Pacific Private Credit and Capital Solutions; Terry Harris, Head of Portfolio Management for
Barings GPFG; Tyler Gately, Head of North American Private Credit; Matthew Freund, President of the Company,
BCIC and BPCC; Brianne Ptacek, Managing Director; and Bob Shettle, Managing Director. The Investment
Committee averages approximately 23 years of industry experience. A majority of the votes cast at a meeting at which a majority of the members of the Investment Committee is present is required to approve all investments in new middle-market companies.
Bryan High, Stuart Mathieson, Terry Harris, Tom Kilpatrick, a member of Barings’ Private Credit and Capital
Solutions Team, and Orla Walsh, Managing Director and member of Barings' Private Credit Team comprise the
Barings GPFG European Investment Committee, and Bryan High, Stuart Mathieson, Terry Harris, Shane Forster,
Managing Director, and Justin Hooley, Managing Director, comprise the Barings GPFG Asia-Pacific Investment
Committee, which committees are responsible for our investment origination and portfolio monitoring activities for middle-market companies in European and Asia-Pacific geographies, respectively.
Barings believes that the individual and shared experience of these senior team members provides Barings GPFG’s investment committees with an appropriate balance of shared investment philosophy and difference of background and opinion.
Portfolio Managers
Matthew Freund and Bryan High serve as portfolio managers to the Company. Mr. Freund's biography and experience are set forth above, under "Executive Officers and Investment Committee." Mr. High's biography and experience are as follows:
Bryan High, 44, serves as the Company's Co-Portfolio Manager. Mr. High also serves as Chief Executive Officer of
BCIC and BPCC. Mr. High is Head of Barings GPFG and is responsible for leading a team that originates, underwrites and manages global private finance investments. Mr. High joined Barings LLC in 2007, and has extensive experience in public and private credit, distressed debt / special situations, and private equity. Mr. High currently serves on the investment committees for Capital Solutions, U.S. High Yield and Global Private Structured
Finance. Mr. High is also a member of the Board of Directors for Eclipse Business Capital LLC and Coastal Marina
Holdings, LLC. Prior to joining Barings LLC, Mr. High was an investment banker at a boutique M&A firm where he advised on middle market transactions. Mr. High also worked at Banc of America Securities LLC in the restructuring advisory group. Mr. High holds a B.S. in business administration from the University of North
Carolina at Chapel Hill.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of the Company's common stock as of March 7, 2025, the record date, by the Company's directors and executive officers, both individually and as a group, and by each person known to the Company to beneficially own 5% or more of the outstanding shares of the
Company’s common stock. With respect to persons known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock, the Company bases such knowledge on beneficial ownership filings made by the holders with the SEC and other information known to the Company. Other than as set forth in the table below, none of the Company's directors or executive officers are deemed to beneficially own shares of the
Company's common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 7, 2025. Percentage of beneficial ownership is based on 105,408,938 shares of common stock outstanding as of March 7, 2025. Unless otherwise indicated by footnote, the business address of each person listed below is 300 South Tryon Street, Suite 2500, Charlotte, North
Carolina 28202.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)	Dollar Range of Equity Securities Beneficially Owned(3)
Directors and Executive Officers:
Interested Directors
Eric Lloyd ...................................................................	38,512	*	over $100,000
David Mihalick ...........................................................	20,000	*	over $100,000
Non-Interested Directors
Mark F. Mulhern ........................................................	14,855	*	over $100,000
Thomas W. Okel ........................................................	20,037	*	over $100,000
Jill Olmstead ...............................................................	4,000	*	$10,001 - $50,000
John A. Switzer ..........................................................	6,000	*	$50,001 - $100,000
Robert Knapp	361,034	*	over $100,000
Steve Byers	50,000	*	over $100,000
Valerie Lancaster-Beal	—	*	None
Executive Officers Who Are Not Directors
Itzbell Branca .............................................................	—	*	None
Matthew Freund .........................................................	15,971	*	over $100,000
Elizabeth Murray ........................................................	21,300	*	over $100,000
Ashlee Steinnerd ........................................................	—	*	None
All directors and executive officers as a group (13 persons) ......................................................................	551,709	*	over $100,000
Five-Percent Stockholders: ......................................
Barings LLC ...............................................................	13,639,681	12.9%	over $100,000
*    Less than 1.0%
(1)Beneficial ownership in this column has been determined in accordance with Rule 13d-3 of the Exchange Act. Except as otherwise noted, each beneficial owner of more than five percent of the Company's common stock and each director and executive officer has sole voting and/or investment power over the shares reported.
(2)Based on a total of 105,408,938 shares issued and outstanding as of March 7, 2025.
(3)Beneficial ownership in this column has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of equity securities beneficially owned is based on a stock price of $9.76 per share as of March 7, 2025.
Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or over $100,000.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than
10% of our common stock, to file reports of securities ownership and changes in such ownership with the SEC.
Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the
Company’s directors and officers, the Company believes that during the year ended December 31, 2024, all Section
16(a) filing requirements applicable to such persons were met in a timely manner, with the following inadvertent exception: Steve Byers, one of the Company's directors, failed to timely file two Forms 4 with respect to two transactions in shares of our common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions Policy and Procedure
The Company has procedures in place for the review, approval and monitoring of transactions involving the
Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, a majority of the Board of Directors or the chairperson of the
Audit Committee and are publicly disclosed as required by applicable law and regulations. In addition, the members of the Audit Committee oversee, on an ongoing basis, and conduct a prior review of all transactions between the
Company and related persons (as defined in Item 404 of Regulation S-K) that are required to be disclosed in the
Company's proxy statement.
As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company's ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals, including prohibited transactions under the 1940 Act.
BDCs generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a BDC and one or more of its affiliates engage in certain types of profit-making activities. Among other things, any person that owns, directly or indirectly,
5.0% or more of a BDC’s outstanding voting securities will be considered an affiliate of the BDC for purposes of the
1940 Act, and a BDC generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the BDC’s independent directors or with respect to certain affiliates, absent an order from the SEC permitting the BDC to do so. For example, without the approval of the SEC, a BDC is prohibited from engaging in purchases or sales of assets or joint transactions with the BDC’s officers and directors, and investment adviser, including funds managed by the investment adviser and its affiliates.
BDCs may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a BDC may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the BDC and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the BDC’s investment adviser, acting on the BDC’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the BDC’s interests and those of other accounts.
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. Pursuant to Barings’ existing SEC co-investment exemptive relief under the 1940 Act (the "Co-Investment Exemptive Relief"), the Company is generally permitted to co-invest with funds affiliated with Barings if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the
Company's independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the
Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company's stockholders and is consistent with the Company's investment objective and strategies. Co-investments made under the Co-
Investment Exemptive Relief are subject to compliance with the conditions and other requirements contained in the
Co-Investment Exemptive Relief, which could limit the Company’s ability to participate in a co-investment transaction.
The Company’s executive officers and the members of the Investment Committee, as well as the other principals of
Barings, manage other funds affiliated with Barings, including BCIC and BPCC and other closed-end investment companies. In addition, Barings' investment team has responsibilities for managing U.S. and global middle-market debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the
Company or its stockholders. In addition, certain of the other funds and accounts managed by Barings may provide for higher management or incentive fees, greater expense reimbursements or overhead allocations, or permit Barings and its affiliates to receive higher origination and other transaction fees, all of which may contribute to this conflict of interest and create an incentive for Barings to favor such other funds or accounts. Although the professional staff of Barings will devote as much time to the Company’s management as appropriate to enable Barings to perform its duties in accordance with the Advisory Agreement, the investment professionals of Barings may have conflicts in allocating their time and services among the Company, on the one hand, and the other investment vehicles managed by Barings or one or more of its affiliates on the other hand.
Barings may face conflicts in allocating investment opportunities between the Company and affiliated investment vehicles that have overlapping investment objectives with ours, including BCIC and BPCC. In addition, the
Company may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds which are managed by advisers affiliated with Barings and do not participate in the co-investment program described in the Co-Investment Exemptive Relief. In situations where co-investment with other affiliated funds or accounts is not permitted or appropriate, Barings will need to decide which account will proceed with the investment in accordance with its allocation policies and procedures. Although Barings will endeavor to allocate investment opportunities in a fair and equitable manner in accordance with its allocation policies and procedures, it is possible that, in the future, the Company may not be given the opportunity to participate in investments made by investment funds managed by Barings or an investment manager affiliated with Barings if such investment is prohibited by the Co-Investment Exemptive Relief or the 1940 Act.  These restrictions, and similar restrictions that limit the Company's ability to transact business with its officers or directors or their affiliates, including funds managed by Barings, may limit the scope of investment opportunities that would otherwise be available to the
Company.
Advisory Agreement
The Company is party to the Advisory Agreement with Barings, in which certain directors and officers of the
Company and members of the Investment Committee may have indirect ownership and pecuniary interests. For the year ended December 31, 2024, the base management fee determined in accordance with the terms of the Advisory
Agreement was approximately $32.4 million. For the year ended December 31, 2024, the income-based fee determined in accordance with the terms of the Advisory Agreement was approximately $23.8 million.
Administration Agreement
Pursuant to the terms of the Administration Agreement between Barings and the Company, Barings provides the
Company with certain administrative and other services necessary to conduct the Company's day-to-day operations.
The Company reimburses Barings, in its capacity as administrator, for the costs and expenses incurred and billed to the Company by Barings in performing its obligations and providing personnel and facilities under the
Administration Agreement, or such lesser amount as may be agreed to by the Company and Barings from time to time. If the Company and Barings agree to a reimbursement amount for any period which is less than the full amount otherwise permitted under the Administration Agreement, then Barings will not be entitled to recoup any difference thereof in any subsequent period or otherwise.  See "Compensation Discussion" above for more information. For the fiscal year ended December 31, 2024, the Company incurred and was invoiced by Barings for expenses of approximately $2.0 million under the terms of the Administration Agreement.
Barings Credit Support Agreements
In connection with the Company’s merger with MVC Capital, Inc., in December 2020, the Company entered into a
Credit Support Agreement (the “MVC Capital Credit Support Agreement”) with Barings, pursuant to which Barings has agreed to provide credit support to the Company in the amount of up to $23.0 million relating to the net cumulative realized and unrealized losses on the acquired MVC Capital, Inc. investment portfolio over a 10-year period. The MVC Capital Credit Support Agreement is intended to give stockholders of the combined company following the merger of the Company and MVC Capital, Inc. downside protection from net cumulative realized and unrealized losses on the acquired MVC Capital, Inc. portfolio and insulate the combined company’s stockholders from potential value volatility and losses in MVC Capital, Inc.’s portfolio following the closing of the merger. There is no fee or other payment by the Company to Barings or any of its affiliates in connection with the MVC Capital
Credit Support Agreement. Any cash payment from Barings to the Company under the MVC Capital Credit Support
Agreement will be excluded from the incentive fee calculations under the Advisory Agreement.
In connection with the Company’s merger with Sierra Income Corporation, in February 2022, the Company entered into a Credit Support Agreement (the “SIC Credit Support Agreement”) with Barings, pursuant to which Barings has agreed to provide credit support to the Company in the amount of up to $100.0 million relating to the net cumulative realized and unrealized losses on the acquired Sierra Income Corporation investment portfolio over a 10-year period.
The SIC Credit Support Agreement is intended to give stockholders of the combined company following the merger of the Company and Sierra Income Corporation downside protection from net cumulative realized and unrealized losses on the acquired Sierra Income Corporation portfolio and insulate the combined company’s stockholders from potential value volatility and losses in Sierra Income Corporation’s portfolio following the closing of the merger.
There is no fee or other payment by the Company to Barings or any of its affiliates in connection with the SIC Credit
Support Agreement. Any cash payment from Barings to the Company under the SIC Credit Support Agreement will be excluded from the incentive fee calculations under the Advisory Agreement.
August 2020 Note Purchase Agreement
On August 3, 2020, the Company entered into a Note Purchase Agreement (the “August 2020 NPA”) with
Massachusetts Mutual Life Insurance Company, which wholly-owns Barings, governing the issuance of (1)
$50.0 million in aggregate principal amount of Series A senior unsecured notes due August 2025 (the “Series A
Notes”) with a fixed interest rate of 4.66% per year, and (2) up to $50.0 million in aggregate principal amount of additional senior unsecured notes due August 2025 with a fixed interest rate per year to be determined (the
“Additional Notes” and, collectively with the Series A Notes, the “August 2025 Notes”), in each case, to qualified institutional investors in a private placement. The Company issued an aggregate principal amount of $25.0 million of the Series A Notes on September 24, 2020 and an aggregate principal amount of $25.0 million of the Series A
Notes on September 29, 2020, both of which will mature on August 4, 2025 unless redeemed, purchased or prepaid prior to such date in accordance with their terms. Interest on the August 2025 Notes is due semiannually in March and September of each year, beginning in March 2021. In addition, the Company is obligated to offer to repay the
August 2025 Notes at par (plus accrued and unpaid interest to, but not including, the date of prepayment) if certain change in control events occur. Subject to the terms of the August 2020 NPA, the Company may redeem the August
2025 Notes in whole or in part at any time or from time to time at the Company’s option at par plus accrued interest to the prepayment date and, if redeemed on or before November 3, 2024, a make-whole premium. The August 2025
Notes are guaranteed by certain of the Company’s subsidiaries and are the Company’s general unsecured obligations that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.
Upon the occurrence of an event of default, the holders of at least 66-2/3% in principal amount of the August 2025
Notes at the time outstanding may declare all August 2025 Notes then outstanding to be immediately due and payable.
The Company's permitted issuance period for the Additional Notes under the August 2020 NPA expired on February
3, 2022, prior to which date the Company had issued no Additional Notes.
November 2020 Note Purchase Agreement
On November 4, 2020, the Company entered into a Note Purchase Agreement (the “November 2020 NPA”)
governing the issuance of (1) $62.5 million in aggregate principal amount of Series B senior unsecured notes due
November 2025 (the “Series B Notes”) with a fixed interest rate of 4.25% per year and (2) $112.5 million in aggregate principal amount of Series C senior unsecured notes due November 2027 (the “Series C Notes” and, collectively with the Series B Notes, the “November Notes”) with a fixed interest rate of 4.75% per year, in each case, to qualified institutional investors in a private placement. Each stated interest rate is subject to a step up of (x)
0.75% per year, to the extent the applicable November Notes do not satisfy certain investment grade conditions and/
or (y) 1.50% per year, to the extent the ratio of the Company’s secured debt to total assets exceeds specified thresholds, measured as of each fiscal quarter end. The November Notes were delivered and paid for on November
5, 2020.

The Series B Notes will mature on November 4, 2025, and the Series C Notes will mature on November 4, 2027 unless redeemed, purchased or prepaid prior to such date by the Company in accordance with their terms. Interest on the November Notes is due semiannually in May and November, beginning in May 2021. In addition, the Company is obligated to offer to repay the November Notes at par (plus accrued and unpaid interest to, but not including, the date of prepayment) if certain change in control events occur. Subject to the terms of the November 2020 NPA, the
Company may redeem the Series B Notes and the Series C Notes in whole or in part at any time or from time to time at the Company’s option at par plus accrued interest to the prepayment date and, if redeemed on or before May 4,
2025, with respect to the Series B Notes, or on or before May 4, 2027, with respect to the Series C Notes, a make-
whole premium. The November Notes are guaranteed by certain of the Company’s subsidiaries, and are the
Company's general unsecured obligations that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. Upon the occurrence of an event of default, the holders of at least 66-2/3% in principal amount of the November Notes at the time outstanding may declare all November Notes then outstanding to be immediately due and payable.
Barings’ parent company, Massachusetts Mutual Life Insurance Company, holds $25.0 million in aggregate principal amount of the Series B Notes.
February 2021 Note Purchase Agreement
On February 25, 2021, the Company entered into a Note Purchase Agreement (the “February 2021 NPA”) governing the issuance of (1) $80.0 million in aggregate principal amount of Series D senior unsecured notes due February 26,
2026 (the “Series D Notes”) with a fixed interest rate of 3.41% per year and (2) $70.0 million in aggregate principal amount of Series E senior unsecured notes due February 26, 2028 (the “Series E Notes” and, collectively with the
Series D Notes, the “February Notes”) with a fixed interest rate of 4.06% per year, in each case, to qualified institutional investors in a private placement. Each stated interest rate is subject to a step up of (x) 0.75% per year, to the extent the applicable February Notes do not satisfy certain investment grade rating conditions and/or (y) 1.50%
per year, to the extent the ratio of the Company’s secured debt to total assets exceeds specified thresholds, measured as of each fiscal quarter end. The February Notes were delivered and paid for on February 26, 2021.
The Series D Notes will mature on February 26, 2026, and the Series E Notes will mature on February 26, 2028 unless redeemed, purchased or prepaid prior to such date by the Company in accordance with the terms of the
February 2021 NPA. Interest on the February Notes is due semiannually in February and August of each year, beginning in August 2021. In addition, the Company is obligated to offer to repay the February Notes at par (plus accrued and unpaid interest to, but not including, the date of prepayment) if certain change in control events occur.
Subject to the terms of the February 2021 NPA, the Company may redeem the Series D Notes and the Series E
Notes in whole or in part at any time or from time to time at the Company’s option at par plus accrued interest to the prepayment date and, if redeemed on or before August 26, 2025, with respect to the Series D Notes, or on or before
August 26, 2027, with respect to the Series E Notes, a make-whole premium. The February Notes are guaranteed by certain of the Company’s subsidiaries, and are the Company's general unsecured obligations that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. Upon the occurrence of certain events of default, the holders of at least 66-2/3% in principal amount of the February Notes at the time outstanding may declare all February Notes then outstanding to be immediately due and payable.
Barings’ parent company, Massachusetts Mutual Life Insurance Company, holds $25.0 million in aggregate principal amount of the Series D Notes.
November 2026 Notes Indenture
On November 23, 2021, the Company and U.S. Bank Trust Company, National Association (the “Trustee”) entered into an Indenture (the “Base Indenture”) and a First Supplemental Indenture (the “First Supplemental Indenture”
and, together with the Base Indenture, the “November 2026 Notes Indenture”). The First Supplemental Indenture
relates to the Company’s issuance of $350.0 million aggregate principal amount of its 3.300% notes due 2026 (the
“November 2026 Notes”).
The November 2026 Notes will mature on November 23, 2026 and may be redeemed in whole or in part at the
Company’s option at any time or from time to time at the redemption prices set forth in the November 2026 Notes
Indenture. The November 2026 Notes bear interest at a rate of 3.300% per year payable semi-annually in May and

November of each year, commencing in May 2022. The November 2026 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the November 2026 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The November 2026 Notes Indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Sections 61(a)(1) and (2) of the
1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the November 2026 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the
November 2026 Notes Indenture.
In addition, on the occurrence of a “change of control repurchase event,” as defined in the November 2026 Notes
Indenture, the Company will generally be required to make an offer to purchase the outstanding November 2026
Notes at a price equal to 100% of the principal amount of such November 2026 Notes plus accrued and unpaid interest to the repurchase date.
The November 2026 Notes were offered to qualified institutional buyers pursuant to Rule 144A under the Securities
Act and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.
Concurrent with the closing of November 2026 Notes offering, the Company entered into a registration rights agreement for the benefit of the purchasers of the November 2026 Notes. Pursuant to the terms of this registration rights agreement, the Company filed a registration statement on Form N-14 with the SEC, which was subsequently declared effective, to permit electing holders of the November 2026 Notes to exchange all of their outstanding restricted November 2026 Notes for an equal aggregate principal amount of new November 2026 Notes (the
“Exchange Notes”). The Exchange Notes have terms substantially identical to the terms of the November 2026
Notes, except that the Exchange Notes are registered under the Securities Act, and certain transfer restrictions, registration rights, and additional interest provisions relating to the November 2026 Notes do not apply to the
Exchange Notes.
Barings’ parent company, Massachusetts Mutual Life Insurance Company, and certain of its subsidiaries collectively hold $50.0 million in aggregate principal amount of the November 2026 Notes.
February 2029 Notes Indenture
On February 12, 2024, the Company issued $300 million in aggregate principal amount of 7.000% senior unsecured notes due 2029 (the “February 2029 Notes”) under a Second Supplemental Indenture, dated February 12, 2024, between the Company and the Trustee (the “Second Supplemental Indenture” and, together with the Base Indenture, the “February 2029 Notes Indenture”) to the Base Indenture.
The February 2029 Notes will mature on February 15, 2029 and may be redeemed in whole or in part at the
Company’s option at any time or from time to time at the redemption prices set forth in the February 2029 Notes
Indenture. The February 2029 Notes bear interest at a rate of 7.000% per year payable semi-annually in February and August of each year, commencing in August 2024. The February 2029 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the February 2029 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The February 2029 Notes Indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the
1940 Act, whether or not it is subject to those requirements (but giving effect to exemptive relief granted to the
Company by the SEC), and to provide financial information to the holders of the February 2029 Notes and the

Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the February 2029 Notes Indenture.
In addition, on the occurrence of a “change of control repurchase event,” as defined in the February 2029 Notes
Indenture, the Company may be required by the holders of the February 2029 Notes to make an offer to purchase the outstanding February 2029 Notes at a price equal to 100% of the principal amount of such February 2029 Notes plus accrued and unpaid interest to the repurchase date.
Barings’ parent company, Massachusetts Mutual Life Insurance Company, holds $25.0 million in aggregate principal amount of the February 2029 Notes.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee and Board of Directors, including a majority of the independent directors, have selected
KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending
December 31, 2025. KPMG LLP also will serve as the independent auditors for all of the Company’s wholly-owned subsidiaries and its joint ventures, Jocassee Partners LLC, Thompson Rivers LLC, Waccamaw River LLC, and
Sierra Senior Loan Strategy JV I LLC.
We expect representatives of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.
Independent Registered Public Accounting Firm's Fees
Fees Paid to Independent Registered Public Accounting Firm
The following table provides information regarding the fees billed by KPMG LLP for work performed for the fiscal years ended December 31, 2024 and 2023, or attributable to the audit of the Company's 2024 or 2023 financial statements, including out-of-pocket expenses:

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Audit Fees ................................	$1,371,567	$1,378,403
Audit Related Fees ...................	—	—
Tax Fees ...................................	163,925	272,100
Other Fees ................................	—	—
TOTAL FEES .........................	$1,535,492	$1,650,503
During the fiscal years ended December 31, 2024 and 2023, KPMG LLP billed aggregate non-audit fees of
$301,036 (comprised of $137,111 related to Barings LLC and $163,925 related to Barings BDC, Inc.) and $315,169
(comprised of $43,069 related to Barings LLC and $272,100 related to Barings BDC, Inc.), respectively, for services rendered to the Company and for services rendered to Barings LLC.
Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide.
In addition to fees for the audit of the Company's annual financial statements, the audit of the effectiveness of the
Company's internal control over financial reporting and the review of the Company's quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Audit Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.
Tax Fees. Tax fees include corporate and subsidiary compliance and consulting.
All Other Fees. Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.
Pre-Approval Policies and Procedures
The Audit Committee has established, and the Board of Directors has approved, a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit
Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit
Committee at a subsequent meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management. During 2024 and 2023, 100% of the Company’s audit fees, audit-related fees, tax fees and fees for other services provided by the Company's independent registered public accounting firm were pre-approved by the Audit Committee.
1 Reflects the membership of the Audit Committee as of the date of the Audit Committee's recommendations and approval referenced in this Audit Committee report.

AUDIT COMMITTEE REPORT
The Audit Committee assists the Board of Directors in its oversight of the Company’s financial reporting process and implementation and maintenance of effective controls to prevent, deter and detect fraud by management. In addition, the Audit Committee is directly responsible for the appointment, compensation and oversight of the
Company’s independent registered public accounting firm. Each of the members of the Audit Committee qualifies as an “independent” director in accordance with NYSE listing standards, SEC rules and the Company’s corporate governance guidelines.
In overseeing the preparation of the Company’s financial statements, the Audit Committee met with both management and KPMG LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, to review and discuss the audited financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the financial statements with both management and KPMG LLP.
The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditor. In connection with the audit of the
Company’s financial statements for the fiscal year ended December 31, 2024, the Audit Committee regularly met in separate, executive sessions with certain members of senior management and KPMG LLP. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public
Company Accounting Oversight Board, or PCAOB, and the SEC. The Audit Committee has received from KPMG
LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG
LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such services, by KPMG LLP are compatible with KPMG LLP maintaining its independence from the Company.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s
Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In addition, the Audit Committee has selected, and recommended to the Board of Directors that it approve the appointment of KPMG LLP as the
Company’s independent registered public accounting firm for the year ending December 31, 2025.

THE AUDIT COMMITTEE[1]
Mark F. Mulhern, Chair
Thomas W. Okel
Robert Knapp
Jill Olmstead
John A. Switzer
Steve Byers
Valerie Lancaster-Beal
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this Audit Committee report by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.

PROPOSAL NO. 2
APPROVAL TO SELL SHARES OF COMMON STOCK BELOW NET ASSET VALUE (BOOK VALUE)
The Company is a closed-end investment company that has elected to be treated as a BDC under the 1940 Act. The
1940 Act generally prohibits the Company, as a BDC, from issuing and selling shares of its common stock at a price below the then-current net asset value (i.e., book value) per share of such stock, with certain exceptions. One such exception would permit the Company to issue and sell shares of its common stock at a price below net asset value per share at the time of sale if the Company’s stockholders have approved a sale below net asset value per share within the one-year period immediately prior to any such sale, provided that the Board of Directors also makes certain determinations prior to any such sale.
Pursuant to this provision, the Company is seeking the approval of its stockholders so that it may, in one or more public or private offerings of its common stock, issue and sell shares of its common stock at a price below its then-
current net asset value per share in one or more offerings, subject to certain conditions discussed below. It should be noted that the maximum number of shares that the Company could issue and sell at a per share price below net asset value per share pursuant to this authority would be limited to 30% of its then-outstanding common stock. If approved, the authorization would be effective for a period expiring on the first anniversary of the date of the stockholders’ approval of this proposal and would permit the Company to engage in such transactions at various times within that period, subject to further approval from the Board of Directors.
Generally, equity securities sold in public securities offerings are priced based on public market prices quoted on exchanges such as NYSE, rather than net asset value, or book value, per share. Since the Company’s IPO, the
Company’s common stock has traded both above and below its net asset value per share. At each of the Company’s
Annual Meetings of Stockholders from 2008 to 2017, and at its 2020, 2021, 2022, and 2023 Annual Meetings of
Stockholders, the Company requested and received approval from its stockholders to sell its stock at a price per share below net asset value under certain circumstances.
Similar to prior years, the Company is seeking the approval of a majority of its stockholders of record to offer and sell shares of its common stock at prices that, net of underwriting discount or commissions, may be less than net asset value per share in one or more offerings. This stockholder approval would permit the Company to issue and sell shares of its common stock in accordance with pricing standards that market conditions generally require, and would also assure stockholders that the number of shares issued and sold pursuant to such authority does not exceed
30% of the Company’s then-outstanding common stock immediately prior to each such offering. If stockholders approve this proposal, the Company should have greater flexibility in taking advantage of changing market and financial conditions in connection with an equity offering. Of the Company’s ten underwritten follow-on equity offerings completed since its IPO, only two were priced below the then-current net asset value per share (both during 2009).
Reasons to Offer Common Stock Below Net Asset Value
Market Conditions Have Created, and May in the Future Create, Attractive Investment and Acquisition
Opportunities
From time to time, capital markets may experience periods of disruption and instability. The market has recently experienced such a period of instability due to the effects of inflation and elevated interest rates. Periods of market disruption and instability may recur and adversely affect the Company’s access to sufficient debt and equity capital.
It may be advantageous to seek to raise additional equity capital in a public offering or private placements, which would be greatly aided by the flexibility of being able to offer shares of common stock at a price below current
NAV. Further, debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions. This access to equity capital will allow the Company to better negotiate with its lenders and avoid the
Company from being a forced seller of assets in this current marketplace. We also believe it will preserve financial flexibility during these uncertain times for other purposes, such as providing liquidity to troubled portfolio companies by participating in capital restructurings. In addition, the Company believes that favorable investment opportunities to invest at attractive risk-adjusted returns, including opportunities to make acquisitions of other companies or investment portfolios at attractive values, may be created during these periods of disruption and volatility.
Stockholder approval of the proposal to sell shares of the Company’s common stock at a price below its then-current net asset value per share, subject to the conditions set forth in this proposal, would provide the Company with the flexibility to invest in such attractive investment opportunities, which typically need to be made expeditiously.
Trading History
Since the Company’s IPO in 2007, the Company’s common stock has traded both at a premium and at a discount in relation to its net asset value, which is the equivalent of “book value,” rather than market or publicly traded value.
As of the record date of March 7, 2025, the Company's common stock traded at a discount to net asset value per share. The possibility that shares of the Company’s common stock will continue to trade at a discount from net asset value or trade at premiums that are unsustainable over the long-term are separate and distinct from the risk that the
Company’s net asset value will decrease. It is not possible to predict whether any shares of the Company’s common stock issued in the future will trade at, above, or below net asset value.
The following table, reflecting the public trading history of our common stock since January 1, 2022 lists the high and low closing sales prices for our common stock, and such closing sales prices as percentages of the net asset values per share for the relevant periods. On March 7, 2025, the record date, the last reported closing sale price of our common stock on the NYSE was $9.76. Net asset value per share in the table below is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of each period.

	Net Asset Value	Closing Sales Price		Premium (Discount) of High Closing Sales Price to Net Asset Value	Premium (Discount) of Low Closing Sales Price to Net Asset Value
		High	Low
Year ended December 31, 2022
First Quarter ..............................................	$11.86	$11.20	$10.07	(5.6)%	(15.1)%
Second Quarter ..........................................	$11.41	$10.90	$9.24	(4.5)%	(19.0)%
Third Quarter .............................................	$11.28	$10.41	$8.32	(7.7)%	(26.2)%
Fourth Quarter	$11.05	$9.26	$8.06	(16.2)%	(27.1)%
Year ended December 31, 2023
First Quarter ..............................................	$11.17	$8.95	$8.22	(19.9)%	(26.4)%
Second Quarter ..........................................	$11.34	$8.01	$7.19	(29.4)%	(36.6)%
Third Quarter .............................................	$11.25	$9.34	$7.65	(17.0)%	(32.0)%
Fourth Quarter ...........................................	$11.28	$9.39	$8.58	(16.8)%	(23.9)%
Year ended December 31, 2024
First Quarter ..............................................	$11.44	$9.88	$8.70	(13.6)%	(24.0)%
Second Quarter ..........................................	$11.36	$10.18	$9.13	(10.4)%	(19.6)%
Third Quarter .............................................	$11.32	$10.19	$9.28	(10.0)%	(18.0)%
Fourth Quarter ...........................................	$11.29	$10.33	$9.27	(8.5)%	(17.9)%
Year ending December 31, 2025 ..............
First Quarter (Through March 7, 2025) ....	*	$10.78	$9.36	*	*
*    Net asset value has not yet been calculated for this period.
Greater Investment Opportunities Due to Larger Capital Resources
The additional capital raised through an offering of the Company’s common stock may help the Company generate additional deal flow. With more capital to make investments, the Company could be a more meaningful capital provider and such additional capital would allow it to compete more effectively for high quality investment opportunities. Such investment opportunities may be funded with proceeds of an offering of shares of the
Company’s common stock.

Status as a BDC and RIC and Maintaining a Favorable Debt-to-Equity Ratio
As a BDC and a regulated investment company, or RIC, for tax purposes, the Company is dependent on its ability to raise capital through the issuance of its common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from retaining any meaningful amount of earnings to support operations, which may include making new investments (including investments in existing portfolio companies). Further, under the 1940 Act, the Company must meet a debt-to-equity ratio of less than approximately 2:1 in order to incur debt or issue senior securities.
Therefore, to continue to build the Company’s investment portfolio, the Company endeavors to maintain consistent access to capital through the public and private debt markets and the public equity markets enabling it to take advantage of investment opportunities as they arise.
Exceeding the approximate 2:1 debt-to-equity ratio could have severe negative consequences for a BDC, including the inability to pay dividends, breach of applicable debt covenants and failure to qualify for tax treatment as a RIC.
Although the Company does not currently expect that it will exceed this debt-to-equity ratio, the markets it operates in and the general economy may be volatile and uncertain. Even though the underlying performance of a particular portfolio company may not indicate an impairment or its inability to repay all principal and interest in full, volatility in the capital markets may negatively impact the valuations of investments and create unrealized losses on certain investments. Any such write-downs in value, as well as unrealized losses based on the underlying performance of the Company’s portfolio companies, if any, will negatively impact stockholders’ equity and the resulting debt-to-
equity ratio. Issuing additional equity would allow the Company to realign its debt-to-equity ratio and take steps to avoid these negative consequences. In addition to meeting legal requirements applicable to BDCs, having a more favorable debt-to-equity ratio would also generally strengthen the Company’s balance sheet and give it more flexibility to fully execute its business strategy.
Summary
The Board of Directors believes it is desirable to have the flexibility to issue shares of the Company’s common stock at a price below the Company’s then-current net asset value per share in certain instances when it is in the best interests of the Company and its stockholders. This would, among other things, provide access to capital markets to pursue attractive investment and acquisition opportunities during periods of volatility, improve capital resources to enable the Company to compete more effectively for high quality investment opportunities and add financial flexibility to comply with regulatory requirements and any applicable debt facility covenants, including the 2:1 debt-
to-equity ratio limit under the 1940 Act. It could also minimize the likelihood that the Company would be required to sell assets that the Company would not otherwise sell, which sales could occur at times and at prices that are disadvantageous to the Company.
The final terms of any sale of the Company’s common stock at a price below the then-current net asset value per share will be determined by the Board of Directors in connection with such issuance, and the shares of common stock will not include preemptive rights. Any transaction in which the Company issues such shares of common stock, including the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any proceeds therefrom, will be reviewed and approved by the Board of Directors at the time of issuance. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such issuance in accordance with the terms of this proposal. If approved, the authorization would be effective for a period expiring on the first anniversary of the date of the stockholders’ approval of this proposal and would permit the Company to engage in such transactions at various times within that period, subject to further approval from the
Board of Directors.
Conditions to Sales Below Net Asset Value
Stockholder approval is a condition that must be satisfied prior to any sales of the Company’s common stock at a price below the then-current net asset value per share, and the Company is seeking such approval in this proposal. If this proposal is approved by the Company’s stockholders, the Company would not issue and sell its common stock at a price below its per share net asset value unless the number of shares issued and sold pursuant to such authority does not exceed 30% of the Company’s then-outstanding common stock immediately prior to each such offering. To the extent the Company issues and sells shares of its common stock, regardless of the price at which such shares are sold, the Company’s market capitalization and the amount of its publicly tradable common stock will increase, thus affording all common stockholders potentially greater liquidity in the market for the Company’s shares.
In addition, if this proposal is approved, the Company will issue and sell shares of its common stock at a price below net asset value per share only if the following conditions are met:
▪a majority of the Company’s directors who have no financial interest in the issuance and sale and a majority of such directors who are not interested persons of the Company have determined that any such sale would be in the best interests of the Company and its stockholders; and
▪a majority of the Company’s directors who have no financial interest in the issuance and sale, and a majority of such directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, have determined in good faith that the price at which such securities are to be issued and sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.
In determining whether or not to sell additional shares of the Company’s common stock at a price below the net asset value per share, the Board of Directors will be obligated to act in the best interests of the Company and its stockholders.
Key Stockholder Considerations
Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the dilutive effect on the net asset value per outstanding share of common stock of the issuance of shares of the Company’s common stock at less than net asset value per share. Any sale of common stock at a price below net asset value would result in an immediate dilution to existing common stockholders. Since under this proposal shares of the
Company’s common stock could be issued at a price that is substantially below the net asset value per share, the dilution could be substantial. This dilution would include reduction in the net asset value per share as a result of the issuance of shares at a price below the net asset value per share and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. If this Proposal No. 2 is approved, the Board of
Directors of the Company may, consistent with its fiduciary duties, approve the sale of the Company’s common stock at any discount to its then-current net asset value per share; however, the Board of Directors will consider the potential dilutive effect of the issuance of shares of common stock at a price below the net asset value per share when considering whether to authorize any such issuance and will act in the best interests of the Company and its stockholders in doing so. It should be noted that the maximum number of shares that the Company could issue and sell at a per share price below net asset value per share pursuant to this authority would be limited to 30% of the
Company’s then-outstanding common stock immediately prior to each such offering.
The 1940 Act establishes a connection between common share sale price and net asset value because, when shares of common stock are sold at a sale price below net asset value per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then-current net asset value, their voting power will be diluted. For an illustration of the potential dilutive effect of an offering of our common stock at a price below net asset value, please see the table below under the heading “Examples of Dilutive Effect of the Issuance of Shares Below Net Asset
Value.”
Finally, any sale of substantial amounts of the Company’s common stock or other securities in the open market may adversely affect the market price of the Company’s common stock and may adversely affect the Company’s ability to obtain future financing in the capital markets. In addition, future sales of the Company’s common stock to the public may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors. In the event the Company were to continue to sell its common stock at prices below net value for sustained periods of time, such offerings may result in sustained discounts in the marketplace.
Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value
The table on the following page illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus
$10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5%
discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 200,000 shares
(20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from net asset value). Because we are not limited as to the amount of discount from net asset value at which we can offer shares, the fourth example on the following table (an offering at a price of $0.01 per share) is included, however, the Company will not offer shares at a 100% discount to net asset value. “NAV” in the table below stands for “net asset value.”

Dilutive Effect of the Issuance of Shares by Company XYZ Below Net Asset Value

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public ...........................	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer .......................	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to NAV
Total Shares Outstanding .................	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
NAV per Share ............	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$8.00	(19.98)%
Dilution to Stockholder
Shares Held by Stockholder A ..............	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A ..............	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A ..............	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$80,020	(19.98)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share) ........	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment) ..................	—	$(238)	—	$(909)	—	$(3,333)	—	$(19,980)	—
Per Share Amounts
NAV per Share Held by Stockholder A .........	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale) .......	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share) ..	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share) ....................	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(19.98)%
The Board of Directors recommends a vote “FOR” the proposal to authorize the Company, with the subsequent approval of its Board of Directors, to issue and sell shares of its common stock (during the 12 months following such authorization) at a price below its then-current net asset value per share in one or more offerings, subject to certain limitations set forth herein (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 30% of the Company’s then-outstanding common stock immediately prior to each such offering).

Required Vote.
Approval of this proposal requires the affirmative vote of each of the following: (1) a majority of the outstanding shares of the Company's common stock; and (2) a majority of the outstanding shares of the Company's common stock that are not held by affiliated persons of the Company. For purposes of this proposal, the 1940 Act defines a
"majority of the outstanding shares” as the vote of the lesser of: (1) 67% or more of the voting securities of the
Company present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the
Company are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. Abstentions and broker non-votes, if any, will have the effect of votes cast against this proposal.

ADDITIONAL INFORMATION
The Notice of Annual Meeting, this proxy statement and our annual report for the fiscal year ended December 31,
2024 are available free of charge at the following Internet address: https://ir.barings.com/annual-shareholder-
meeting-materials.
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2026 ANNUAL MEETING
The Company's annual meeting of stockholders generally is held in May of each year. We will consider for inclusion in the Company's proxy materials for the 2026 Annual Meeting of Stockholders, stockholder proposals that are received at the Company's executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on November 11,
2025, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange
Act of 1934, as amended, or the Exchange Act.
In addition, any stockholder who wishes to propose a nominee to the Board of Directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in the Company’s proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of the Company’s Bylaws, a copy of which is on file with the SEC and may be obtained from the
Company’s Secretary upon request. Proposals must be sent to the Company’s Secretary at Barings BDC, Inc., 300
South Tryon Street, Suite 2500, Charlotte, North Carolina 28202. These notice provisions require that nominations of persons for election to the Board of Directors and proposals of business to be considered by the stockholders for the 2026 Annual Meeting of Stockholders must be made in writing and submitted to the Company’s Secretary at the address above no earlier than November 11, 2025 and no later than 5:00 p.m. (Eastern Time) on December 11, 2025 and must otherwise be a proper action by the stockholders. We advise you to review the Bylaws, which contain additional information and other requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the Company’s 2026
Annual Meeting of Stockholders is held before April 8, 2026 or after June 7, 2026. In accordance with the Bylaws, the chairman of the 2026 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
FINANCIAL STATEMENTS AVAILABLE
A letter to stockholders and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended
December 31, 2024, which together constitute the Company's 2024 Annual Report, are being mailed along with this proxy statement. The Company's 2024 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.
We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Requests should be sent to: Barings BDC, Inc. Investor Relations, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202,
or such requests may be made by calling (704) 805-7200. A copy of the Company's Annual Report on Form 10-K has also been filed with the SEC and may be accessed through the SEC’s homepage (http://www.sec.gov).
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding the Company's proxy materials by delivering a single proxy statement and 2024
Annual Report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and 2024 Annual
Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or us if you are a stockholder of record. You can notify us by sending a written request to: Barings BDC, Inc. Investor
Relations, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, or by calling (888) 401-1088. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the 2024 Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
TABULATION AND REPORTING OF VOTING RESULTS
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
OTHER INQUIRIES
If you have any questions about the Annual Meeting, these proxy materials or your ownership of the Company's common stock, please contact Barings BDC, Inc. Investor Relations, 300 South Tryon Street, Suite 2500, Charlotte,
North Carolina 28202, Telephone: (704) 805-7200.

OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the 2025 Annual Meeting of
Stockholders. If, however, any other matters do come before the meeting on which action can properly be taken, it is the intention of the persons named on the enclosed proxy card to vote on such matters in accordance with their judgment. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting unless certain requirements under applicable securities laws and the Company's Bylaws are met.
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Barings BDC, Inc., to be held virtually on Thursday, May 8, 2025, at 8:30 a.m. (Eastern Time), at the following website:
www.virtualshareholdermeeting.com/BBDC2025. Your vote is important and, whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.
By order of the Board of Directors,
Alexandra Pacini
Secretary, Barings BDC, Inc.
Charlotte, North Carolina
March 11, 2025

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BBDC2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61503-P25828 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BARINGS BDC, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NOS. 1 AND 2.

1. The election of the following three persons as Class I Directors who will serve as directors of Barings BDC, Inc. until the 2028 Annual Meeting and until their successors have been duly elected and qualified.

	For	Against	Abstain
1a. Eric Lloyd	☐	☐	☐
1b. Mark F. Mulhern	☐	☐	☐
1c. Robert Knapp	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any postponement or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

Please sign exactly as your name appears on this proxy. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders.
The Notice and Proxy Statement and our 2024 Annual Report to Stockholders are available at www.proxyvote.com.

V61504-P25828

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BARINGS BDC, INC. FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Barings BDC, Inc. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and hereby appoints and authorizes Ashlee Steinnerd and Alexandra Pacini, or any one of them, and each with full power of substitution and resubstitution, to act as attorneys and proxies for the undersigned to represent and vote, as designated on the reverse side of this proxy ballot, all the shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 8, 2025 at 8:30 a.m. Eastern Time, at the following website: www.virtualshareholdermeeting.com/BBDC2025, and at any postponement or adjournment thereof. The undersigned hereby revokes any proxy heretofore given with respect to such meeting. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the accompanying Proxy Statement.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted "FOR" Proposal Nos. 1 and 2, and in the discretion of the proxies with respect to any other matters that may properly come before the meeting, subject to SEC rules.

Please sign and date this proxy on the reverse side and return it in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)